UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported):  September 12, 1997
                                (August 28, 1997)


                              The Price REIT, Inc.
               (Exact name of registrant as specified in charter)


                       Maryland   1-13432       52-1746059
            (State or Other Jurisdiction(Commission File(IRS Employer
             of Incorporation)         Number)  Identification No.)


       7979 Ivanhoe Avenue, Suite 524, La Jolla, California         92037
             (Address of Principal Executive Offices)     (Zip Code)

                                 (619)  551-2320
              (Registrant's Telephone Number, Including Area Code)




                                      None
         (Former name or former address, if changed since last report.)





     The Price REIT, Inc. hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 12, 1997 to file the (i) audited statement of revenue over specific operating expenses for the Renaissance Centre, (ii) unaudited pro forma condensed financial information and
(iii) consent of independent auditors.


Item 7. Financial Statements and Exhibits

     (a)    Financial Statement of Property Acquired

            Renaissance Centre

          Report of Independent Auditors

          Statement of Revenue Over Specific Operating Expenses

          Notes to Statement of Revenue Over Specific Operating Expenses

     (b)    Pro Forma Financial Information

                  The Price REIT, Inc.
                  Pro Forma Condensed Balance Sheet as of
                  June 30, 1997

                  The Price REIT, Inc.
                  Pro Forma Condensed Statement of Income for the year ended December 31, 1996

                  The Price REIT, Inc.
                  Pro Forma Condensed Statement of Income for the six months ended June 30, 1997

     (c)    Exhibits

        The following exhibit is filed with this report on Form 8-K/A.

        Exhibit No.

        23.1     Consent of Independent Auditors








                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment No. 1 to Form 8-K filed on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.



                         The Price REIT, Inc.
                         (Registrant)




Date: November 7, 1997   By:  /GEORGE M. JEZEK/
                              -----------------
                              George M. Jezek
                              Executive Vice President,
                              Chief Financial Officer and Secretary





                         Report of Independent Auditors


The Board of Directors and Stockholders
The Price REIT, Inc.

We have audited the accompanying statement of revenue over specific operating expenses of the Renaissance Centre (the "Center") for the year ended December 31, 1996. The statement is the responsibility of the Center's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of The Price REIT, Inc. as described in Note 2, and is not intended to be a complete presentation of the Center's revenue and expenses.

In our opinion, the statement of revenue over specific operating expenses referred to above presents fairly, in all material respects, the revenue over specific operating expenses of the Center, as described in Note 2, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




San Diego, California
October 24, 1997





                               Renaissance Centre

              Statement of Revenue Over Specific Operating Expenses
                                 (In Thousands)






                                       Year Ended    Six Months Ended
                                       December 31,        June 30,
                                           1996         1997     1996
                                                     (Unaudited)

Revenue
Rental income                           $4,881          $2,409    $2,460

Specific Operating Expenses (Note 2)
Rental operations, maintenance and
  management                               778             354       376
Real estate taxes                          534             264       264
                                         -----           -----    ------
                                         1,312             618       640
                                         -----           -----    ------
 Excess of Revenue over Specific
   Operating Expenses                   $3,569          $1,791    $1,820
                                        ======          ======    ======
 See accompanying notes.



                               Renaissance Centre

                       Notes To Statement of Revenue Over
                           Specific Operating Expenses

                          Year ended December 31, 1996


1. Acquisition and Significant Accounting Policies

Organization

The Price REIT, Inc. (the "Company") acquired the Renaissance Centre (the "Center") on August 29, 1997 from Altamonte Joint Venture ("Altamonte"). The Center is a 271,000 rentable square-foot shopping center built in 1990 located in Altamonte Springs (Orlando), Florida.

Rental Income

Rental income is recorded on a straight-line basis over the lives of the tenant leases.

Use of Estimates

The preparation of the Center's statement of revenue over specific operating expenses requires management to make estimates and assumptions that affect the reported amounts of revenue and specific expenses during the reporting period. Due to uncertainties inherent in the estimation process, it is possible that actual results could differ from these estimates.

2. Basis of Presentation

The statement of revenue over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of The Price REIT, Inc. and is not intended to be a complete presentation of the Center's revenue and expenses. The statement of revenue over specific operating expenses excludes depreciation, amortization and certain other expenses of the Center which are not comparable with the future operations of the Center.

In the opinion of management, the unaudited financial information contains all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of the statements of revenue over specific operating expenses of the Center.

Property taxes have not been adjusted to reflect the estimated reassessed value of the Center after acquisition by the Company.


The statement contains no provision for income taxes because the Company intends to continue to qualify as a real estate investment trust ("REIT") under both Federal and state statutes. A REIT is not taxed on income distributed to its stockholders, and the Company plans to distribute substantially all of its taxable income to its stockholders.

3. Rental Income

The Center is generally leased to tenants under noncancellable operating leases with remaining terms ranging from one to 14 years. Certain leases contain renewal options and provisions for percentage rental income based on a percentage of gross sales of the tenant in excess of a specified amount. During 1996, $15,000 of percentage rents are included in rental income. The leases generally contain provisions for predetermined fixed increases in rent and require the tenants to reimburse the owner for substantially all operating expenses of the property.

Future minimum rental income due under the terms of the operating leases is as follows (in thousands):


            1997                   $3,791
            1998                    3,784
            1999                    3,624
            2000                    3,011
            2001                    2,315
            Thereafter             10,376

The following tenant accounts for greater than 10% of total revenues in 1996 (in thousands):

                                     Revenue

             General Cinema            $776

4.   Related Party Transaction

Rental operations, maintenance and management includes $144,000 of management fees paid to an affiliate of Altamonte during the year ended December 31, 1996.



                              The Price REIT, Inc.

                        Pro Forma Condensed Balance Sheet

                                  June 30, 1997
                                   (Unaudited)


The following unaudited pro forma condensed balance sheet has been presented as if the purchases of Renaissance Centre and West Farms Shopping Center (collectively, the "Centers") occurred on June 30, 1997. The unaudited pro forma condensed balance sheet should be read in conjunction with the condensed consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997, Current Report on Form 8-K dated April 16, 1997 (and Amendment No. 1 thereto), and Current Report on Form 8-K dated May 28, 1997 (and Amendment No. 1 thereto). In management's opinion, all adjustments necessary to reflect the purchase of the Centers and related significant transactions have been made. The unaudited pro forma condensed balance sheet is not necessarily indicative of what the actual financial position would have been at June 30, 1997, nor does it purport to present the future financial position of the Company.




                              The Price REIT, Inc.

                        Pro Forma Condensed Balance Sheet

                                  June 30, 1997
                                   (Unaudited)


                                 The                        The
                               Company      Pro Forma     Company
                              Historical   Adjustments   Pro Forma
                                         (In Thousands)

Assets
Rental property, net       $   493,303     $53,500 (a)     $546,803
Other assets                    42,158     (25,800)(a)       16,358
                              --------     ----------      --------
                           $   535,461     $27,700         $563,161
                              ========     ==========      ========

Liabilities and Stockholders' Equity
Liabilities                $   245,498     $27,700 (a)     $273,198
Stockholders' Equity           289,963        -             289,963
                              --------     ----------      --------
                           $   535,461     $27,700         $563,161
                              ========     ==========      ========



See accompanying pro forma adjustments.



                              The Price REIT, Inc.

                Pro Forma Adjustments to Condensed Balance Sheet

                                  June 30, 1997
                                   (Unaudited)


(a) Record the acquisitions of Renaissance Centre and West Farms Shopping Center from operating cash, draws from the Company's unsecured line of credit, and assumption of a secured loan as follows:

                                                       Paid from
  Acquisition                                            Line of    Loan
      Date        Property Name       Cost      Cash     Credit    Assumed
                                      (In Thousands)

August 29, 1997   Renaissance Centre  $33,500 $20,500   $13,000    $   -
August 28, 1997   West Farms
                   Shopping Center     20,000   5,300       -       14,700
                                      ------- -------   -------    -------
                                      $53,500 $25,800   $13,000    $14,700
                                      ======= =======   =======    =======






                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                      For the Year Ended December 31, 1996
                                   (Unaudited)


The following unaudited pro forma condensed statement of income for the year ended December 31, 1996 has been presented as if the Renaissance Centre, West Farms Shopping Center and the 1997 Acquired Properties were acquired on January 1, 1996. The 1997 Acquired Properties include Westgate Market, Broadmoor Village, Richardson Plaza, Cityplace Market, Wendover Ridge Center, Arboretum Crossing Center, and Smoketown Stations Center that were previously presented in the Company's Current Reports on Amendment No. 1 to Form 8-K dated April 16, 1997 and Amendment No. 1 to Form 8-K dated May 28, 1997 filed with the Securities and Exchange Commission. The unaudited pro forma condensed statement of income should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1996, Current Report on Form 8-K dated April 16, 1997 (and Amendment No. 1 thereto), and Current Report on Form 8-K dated May 28, 1997 (and Amendment No. 1 thereto). In manage-ment's opinion, all adjustments necessary to reflect the above acquisitions and related significant transactions have been made. The unaudited pro forma condensed statement of income is not necessarily indicative of what actual results of operations would have been had the acquisitions and related transactions actually occurred as of January 1, 1996, nor does it purport to represent the results of operations of the Company for future periods.





                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                      For the Year Ended December 31, 1996
                                   (Unaudited)



                              Pro Forma Adjustments

                     The         1997                  West Farms       The
                   Company     Acquired  Renaissance    Shopping      Company
                  Historical  Properties   Centre        Center      Pro Forma
                          (In thousands, except per share amounts)

Revenue
Rental income    $51,292      $10,337(a)  $4,881(a)     $2,821(a)    $69,331
Other income       3,033          -          -             -           3,033
                 -------      ---------   ---------     ---------    -------
                 $54,325       10,337      4,881         2,821       $72,364
                 =======      =========   =========     =========    =======

Expenses
Rental
 operations         9,909       2,322(b)   1,168(b)       542(b)      13,941
General and
 administrative     3,550          -           -            -          3,550
Depreciation       11,876       2,612(c)     975(c)       582(c)      16,045
Interest           12,071       3,730(d)     987(d)     1,305(d)(e)   18,093
                  -------      ---------  ---------    ------------  -------
                   37,406       8,664      3,130        2,429         51,629
                  -------      ---------  ---------    ------------  -------
Net income        $16,919      $1,673     $1,751       $  392        $20,735
                  =======      =========  =========    ============  =======

Per Share Data
Net income per
 Share              $  1.98                                          $1.86

Weighted
 average number
 of shares
 outstanding         8,560                                          11,160(f)

Other Data
Number of
 Properties at
 end of period          24                                              33




  See accompanying pro forma adjustments.



                              The Price REIT, Inc.

             Pro Forma Adjustments to Condensed Statement of Income

                      For the Year Ended December 31, 1996
                                   (Unaudited)
                                 (In Thousands)

(a) Record the rental income of the 1997 Acquired Properties, Renaissance Centre, and West Farms Shopping Center (the "Properties").

(b) Record the rental operating expenses of the Properties less property management fees (as the Company self-manages its properties) as follows:

                                  1997                     West Farms
                                Acquired     Renaissance    Shopping
                               Properties      Centre        Center
Rental operations                $2,541       $1,312        $ 669
Less:  management fees             (219)        (144)        (127)
                                 -------      -------      -------
                                 $2,322       $1,168        $ 542


(c) Record the additional depreciation expense to be recognized for the acquisition of the Properties under the straight-line method as follows:


                        1997
                       Acquired           Renaissance       West Farms
                      Properties            Centre        Shopping Center
                                Depre-             Depre-           Depre-
               Years    Cost   ciation     Cost   Ciation   Cost   Ciation
Land             -   $ 33,518  $   -     $10,596  $   -    $6,326  $  -
Land
improvements    15      6,971     390      2,188     146    1,306     87
Buildings       25     66,164   2,222     20,716     829   12,368    495
                     --------  ------    -------  ------  -------  -----
                     $106,653  $2,612    $33,500    $975  $20,000   $582
                     ========  ======    =======  ======  =======  =====

(d) Record the additional interest expense resulting from the acquisitions of the Properties with the proceeds from the unsecured line of credit, using the Company's weighted average interest rate on its unsecured line of credit for the year ended December 31, 1996 of 7.595%.

(e) Record the additional interest expense resulting from the assumption of the $14.7 million secured loan on the West Farms Shopping Center. The interest rate on the loan is 8.875%.

(f) Includes the issuance of 1.6 million shares of common stock sold on January 22, 1997 and the issuance of 1.0 million shares of common stock sold on August 5, 1997.



                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                     For the Six Months Ended June 30, 1997
                                   (Unaudited)


The following unaudited pro forma condensed statement of income for the six months ended June 30, 1997 has been presented as if the Renaissance Centre, West Farms Shopping Center and the 1997 Acquired Properties were acquired on January 1, 1997. The 1997 Acquired Properties include Westgate Market, Broadmoor Village, Richardson Plaza, Cityplace Market, Wendover Ridge Center, Arboretum Crossing Center and Smoketown Stations Center that were previously presented in the Company's Current Reports on Amendment No. 1 to Form 8-K dated April 16, 1997 and Amendment No. 1 to Form 8-K dated May 28, 1997 filed with the Securities and Exchange Commission. The unaudited pro forma condensed statement of income should be read in conjunction with the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997, Current Report on Form 8-K dated April 16, 1997 (and Amendment No. 1 thereto), and Current Report on Form 8-K dated May 28, 1997 (and Amendment No. 1 thereto). In management's opinion, all adjustments necessary to reflect the above acquisitions and related significant transactions have been made. The unaudited pro forma condensed statement of income is not necessarily indicative of what actual results of operations would have been had the acquisitions and related transactions actually occurred as of January 1, 1997, nor does it purport to represent theresults of operations of the Company for future periods.


                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                     For the Six Months Ended June 30, 1997
                                   (Unaudited)


                                 Pro Forma Adjustments
                        The        1997                  West Farms      The
                      Company     Acquired   Renaissance  Shopping     Company
                     Historical  Properties    Centre      Center     Pro Forma
                               (In thousands, except per share amounts)
Revenue
Rental income         $30,697     $3,586(a)   $2,409(a)   $1,367(a)    $38,059
Other income            1,882          -           -           -         1,882
                      -------     ---------   ---------   ---------    -------
                       32,579      3,586       2,409       1,367        39,941

Expenses
Rental operations       5,939        588(b)      553(b)      236(b)      7,316
General and
 Administrative         1,907          -           -           -         1,907
Depreciation            6,948      1,318(c)      487(c)      291(c)      9,044
Interest                6,665      2,070(d)      449(d)      652(d)(e)   9,836
                      -------     ---------    --------    -----------  ------
                       21,459      3,976       1,489       1,179        28,103
                      -------     ---------    --------    ----------- -------
Net income (loss)    $ 11,120     $ (390)     $  920      $  188       $11,838
                     ========     =========    ========    =========== =======

Per Share Data
Net income per
share                $  1.06                                           $ 1.01

Weighted average
number of share
outstanding           10,488                                           11,674(f)

Other Data
Number of
properties at
end of period              32                                             34




See accompanying pro forma adjustments.




                              The Price REIT, Inc.

             Pro Forma Adjustments to Condensed Statement of Income

                     For the Six Months Ended June 30, 1997
                                   (Unaudited)
                                 (In Thousands)


(a) Record the rental income less amount included in the Company historical of the 1997 Acquired Properties, Renaissance Centre, and West Farms Shopping Center (the "Properties").

(b) Record the rental operating expenses of the Properties less property management fees (as the Company self-manages its properties) net of amount included in the Company historical as follows:
                                     1997                     West Farms
                                   Acquired    Renaissance     Shopping
                                  Properties     Center         Center
    Rental operations               $662         $618           $303
    Less:  management fees           (74)         (65)           (67)
                                    ----         -----          -----
                                    $588         $553           $236
                                    ====         =====          =====

(c) Record the additional depreciation expense to be recognized for the acquisition of the Properties under the straight-line method as follows:

                         1997
                        Acquired           Renaissance         West Farms
                       Properties            Centre          Shopping Center
                                  Depre-             Depre-              Depre-
                Years    Cost     ciation    Cost    ciation    Cost     ciation
Land              -    $ 33,518   $   -    $ 10,596    $ -    $ 6,326    $  -
Land
 Improvement     15       6,971      232      2,188      73     1,306      44

Buildings        25      66,164    1,323     20,716     414    12,368     247
                       --------    -----    -------    ----    ------    ----
                      $106,653    1,555    $33,500    $487   $20,000    $291
                       ========             =======    ====   =======    ====
 Less amount included in
The Company historical              (237)
                                  -------
                                  $1,318
                                  =======

(d) Record the additional interest expense resulting from the acquisitions of the Properties with the proceeds from the unsecured line of credit, using the Company's weighted average interest rate on its unsecured line of credit for the six months ended June 30, 1997 of 6.9%.

                             The Price REIT, Inc.

             Pro Forma Adjustments to Condensed Statement of Income
                                   (Continued)

                     For the Six Months Ended June 30, 1997
                                   (Unaudited)
                                 (In Thousands)


(e) Record the additional interest expense resulting from the assumption of the $14.7 million secured loan on the West Farms Shopping Center. The interest rate on the loan is 8.875%.

(f) Includes the issuance of 1.6 million shares of common stock sold on January 22, 1997 and the issuance of 1.0 million shares of common stock sold on August 5, 1997.


                                  EXHIBIT 23.1





                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 33-75547; Form S-8 No. 33-87812; Form S-3 No. 333-35185 and
related Prospectus) of The Price REIT, Inc. for the registration of 500,000 shares of its common stock; 600,000 shares of its common stock; and an aggregate maximum total of $400,000,000 of debt securities, preferred stock, common stock, and warrants for the purchase of its preferred stock or common stock, respectively, of our report dated October 24, 1997 with respect to the statement of revenue over specific operating expenses of the Renaissance Centre of The Price REIT, Inc. included in its Current Report on Amendment No. 1 to Form 8-K dated September 12, 1997, filed with the Securities and Exchange Commission.




                            /s/ Ernst & Young LLP


San Diego, California
November 6, 1997